UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 12/28/2009

Commission file number:  333-152398

Niusule Biotech Corp.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	2834	26-2401986
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	IRS I.D.

2533 North Carson Street, Carson City, NV	89706-0242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:  775-887-4880

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01 Entry into a Material Definitive Agreement.

A Share Exchange Agreement (the "Agreement") was made and entered into as of the 28 day of December, 2009, between Niusule Biotech Corp., a Nevada corporation ("Buyer") and Mr. Peizhu Fan, a citizen of People’s Republic of China ("Seller"), who had no prior affiliation with Buyer.

The Seller received from the Buyer and issued to the Seller (a “Shareholder”) 8,000,000 Shares of Common Stock of the Buyer (“Buyer Shares”) in exchange for the transfer to Buyer of 45% of the equity of Tianjin Behigh Pharmaceutical Co. Ltd (“Seller’s Shares”). Seller transferred his ownership of 45% of the equity of Tianjin Behigh Pharmaceutical Co. Ltd to Niusule Bioengineering (Hangzhou) Co.,Ltd.  The consideration was the result of arm’s-length negotiation between the parties.

The Agreement is filed as an exhibit to this report and should be referred to in its entirety for a complete description thereof.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See disclosure under Item 1.01 of this Report, which is incorporated by reference in this Item 3.02.

Item 3.02. Unregistered Sales of Equity Securities.

See disclosure under Item 1.10 of this Report, which is incorporated by reference in this Item 3.02.

We relied upon Regulation S of the Securities Act of 1933, as amended for the above issuances to non US citizens or residents.

We believed that Regulation S was available because:

·	None of these issuances involved underwriters, underwriting discounts or commissions;
·	We placed Regulation S required restrictive legends on all certificates issued;

·	No offers or sales of stock under the Regulation S offering were made to persons in the United States;
·	No direct selling efforts of the Regulation S offering were made in the United States.

In connection with the above transactions, although some of the investors may have also been accredited, we provided the following to all investors:

·	Access to all our books and records.
·	Access to all material contracts and documents relating to our operations.

·	The opportunity to obtain any additional information, to the extent we possessed such information, necessary to verify the accuracy of the information to which the investors were given access.

Prospective investors were invited to review at our offices at any reasonable hour, after reasonable advance notice, any materials available to us concerning our business. Prospective Investors were also invited to visit our offices.

Exhibits

10.1 Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

NIUSULE BIOTECH CORP.

Date: January 21, 2010	By:	/s/ Qinghua Hu
Qinghua Hu,
Chairman